Exhibit 10.9
AMENDMENT AND PARTIAL ASSIGNMENT OF LOANS, LIENS
AND DOCUMENTS
THIS AMENDMENT AND PARTIAL ASSIGNMENT OF LOANS, LIENS AND DOCUMENTS (this “Agreement”) dated as of August 31, 2007, by and among KALLINA CORPORATION, a Delaware corporation (“Assignor”) and VALENS OFFSHORE SPV II, CORP., as assignee (“Assignee”).
BACKGROUND
Applied Digital Solutions, Inc. (the “Company”), and Assignor are parties to a Securities Purchase Agreement dated as of August 31, 2007 (as amended, restated, modified and/or supplemented from time to time, the “SPA”) and the Related Agreements as therein defined (such Related Agreements together with the SPA, as each may be amended, restated modified and/or supplemented from time to time, collectively, the “Loan Documents”)
In addition, Digital Angel Corporation (“DAC”), Digital Angel Technology Corporation (“DATC”), Fearing Manufacturing Co., Inc. (“Fearing”) and Digital Angel International (“DAI”, and together with the DAC, DATC and Fearing the “Subsidiaries”), are parties to that certain Guaranty, which constitutes one of the Related Agreements referenced above; and the Assignor, the Company, DAC, DATC, and Computer Equity Corporation are parties to that certain Stock Pledge Agreement which also constitutes one of the Related Agreements referenced above.
Assignor has agreed to sell and assign, in accordance with the terms hereof, a portion of its right, title, and interest in and to the Loan Documents (including, without limitation, a portion of its funding and other obligations and commitments and thereunder) to Assignee and Assignee has agreed to purchase the same from Assignor on the terms and conditions herein contained.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.	Definitions. Capitalized terms not otherwise defined herein shall have the meanings set forth in the applicable Loan Documents.

2.	Assignment and Assumption.
(a) As of the date hereof, Assignor hereby TRANSFERS, ASSIGNS, SELLS, GRANTS and CONVEYS, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY OF ANY NATURE WHATSOEVER (except as expressly set forth in Section 4(a) of this Agreement) unto Assignee and Assignee hereby buys from Assignor, an undivided 55.71% interest in all of Assignor’s right, title, and interest in and to the Loan Documents (which percentage is hereinafter called the “Assigned Percentage”) (including, without limitation, a corresponding proportionate interest in Assignor’s funding and other obligations and commitments thereunder), together with a corresponding proportionate interest in all attendant liens, rights, claims, title, assignments and interests (including security interests), pertaining to or arising from the Loan Documents (the “Assigned Rights”). Notwithstanding the foregoing, the parties hereto hereby acknowledge that (a) the Escrow Agreement referred to in the Loan

Documents shall not be deemed to constitute a Loan Document assigned hereby and (b) all references in the Loan Documents to the term “Escrow Agreement” shall mean the Escrow Agreement dated as of the date hereof among Assignor, the Company and the escrow agent referred to therein, and the Escrow Agreement dated as of the date hereof among Assignee, the Company and the escrow agent referred to therein, as each of the same may be amended, modified and supplemented from time to time.
(b) As of the Effective Date, Assignee hereby PURCHASES the Assigned Percentage of all of the Assigned Rights and ASSUMES the Assigned Percentage of Assignor’s obligations under and with respect to the Loan Documents as of the Effective Date (including, without limitation, a corresponding proportionate interest in Assignor’s funding and other obligations and commitments thereunder).
3. Payment of Purchase Price. In consideration for the Assigned Rights, Assignee shall on the date hereof assume Assignor’s funding and other obligations and commitments under the Loan Documents, but only to the extent of the Assigned Percentage therein, which such assumption shall constitute payment in full of the purchase price for the Assigned Rights.
4.     Representations and Warranties of Assignor.
(a) Assignor represents and warrants that (i) this Agreement has been duly authorized, executed and delivered by Assignor, and is the legal, valid and binding obligation of Assignor enforceable in accordance with its terms; (ii) it has title to the Assigned Rights, (iii) it has not previously assigned, sold, sold a participation interest in, hypothecated or otherwise transferred any interest that it had or may have in the Assigned Rights or the Loan Documents , (iv) other than as set forth herein and in that certain Amendment and Partial Assignment of Loans, Liens and Documents by and among Assignor and Valens U.S. SPV I, LLC (“Valens U.S.”), which is being executed simultaneously herewith (the “U.S. Assignment”), no Loan Document has been modified or amended in any manner and (v) it has not funded any amounts to the Company or any of the Subsidiaries under the terms of the Loan Documents.
(b) Assignee hereby acknowledges that it is taking the Assigned Percentage of the Loan Documents as is, without recourse to Assignor, without the benefit of any representations or warranties from Assignor, except as expressly stated in Section 4(a) above.
(c) Assignee represents and warrants that this Agreement has been duly authorized, executed and delivered by it, and is the legal, valid and binding obligation of the Assignee enforceable in accordance with its terms.
(d) Assignor hereby represents and warrants as to all of the representations and warranties set forth in Section 5 of the SPA (as hereby amended) to the same extent as Assignee.
5.	Amendment to SPA. The Company (by its signature below) and Assignee acknowledge that immediately after giving effect to the assignment contemplated by this Agreement:
(a)	Section 2(b) of the SPA is hereby amended in its entirety to provide as follows:

“The Company shall pay:
(i) to Laurus Capital Management, LLC (“LCM”), the investment manager of the Purchaser, a non-refundable payment in an amount equal to $118,846.00 (the “LCM Payment”);
(ii) to Valens Capital Management, LLC (“VCM”), the investment manager of Valens U.S. SPV I, LLC (“Valens U.S.”), and Valens Offshore SPV II, Corp. (“Valens Offshore”) a non-refundable payment in an amount equal to $78,462.00 (the “VCM Payment”);
(iii) to Valens U.S.: (A) a non-refundable payment in an amount equal to $8,000 (the “First Valens U.S. Payment”); and (B) an advance prepayment discount deposit equal to $8,000 (the “Second Valens U.S. Payment, and together with the First Valens U.S. Payment, the “Valens U.S. Payments”); and
(iv) to Valens Offshore, a non-refundable payment in an amount equal to (A) $32,000 (the “First Valens Offshore Payment”); and (B) an advance prepayment discount deposit equal to $32,000 (the “Second Valens Offshore Payment, and together with the First Valens Offshore Payment, the “Valens Offshore Payments”).
The LCM Payment, the VCM Payment, the Valens U.S. Payments and the Valens Offshore Payments are intended to defray certain of the due diligence, legal and other expenses incurred by each of them in connection with the entering into of this Agreement and the Related Agreements and all related matters. Each of the foregoing payments in clauses (i) and (ii) above shall be deemed fully earned on the Closing Date and shall not be subject to rebate or proration for any reason. The payments set forth in (b)(i) — (b)(iv) above (net of any deposits previously paid by the Company) shall be paid at closing out of funds held pursuant to (a) that certain Escrow Agreement by and among the Company, the Assignor and the escrow agent referred to therein dated as of the date hereof, and (b) that certain Escrow Agreement by and among the Company, Valens U.S. and the escrow agent referred to therein dated as of the date hereof (c) that certain Escrow Agreement by and among the Company, Valens Offshore and the escrow agent referred to therein dated as of the date hereof and (iv) a disbursement letter (the “Disbursement Letter”) (net of the $13,461.54 deposit previously paid by the Company).
(b)	Section 2(c) of the SPA is hereby amended in its entirety to provide as follows:
"[Intentionally Omitted].”
6. By countersignature below, the Company and the Subsidiaries each acknowledge, ratify and confirm that all security interests and liens granted pursuant to the Loan Documents have been and hereby are granted in favor of Assignor and the Assignee, and that Assignor and Assignee are hereby authorized to take such further action as shall be required to perfect their respective security interests and liens in the Collateral and all other assets of the Company and the Subsidiaries covered by the Loan Documents.

7. Further Assurances. Assignor agrees to execute and deliver all such further documents, to do or cause to be done all such further acts and things, and to obtain all consents reasonably requested by Assignee, in order to effect the transactions contemplated by this Agreement and to otherwise grant to the Assignee the intended benefit of this Agreement. Such actions include without limitation delivering any documents necessary to effect the transactions contemplated by this Agreement and to otherwise grant to Assignee the intended benefit of this Agreement, the delivery of which Assignee expressly waives on the date hereof.
8.	GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

9.
WAIVER OF JURY TRIAL. EACH OF ASSIGNOR AND ASSIGNEE HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.
Counterparts. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement. Any signature delivered by facsimile transmission shall be deemed an original signature hereto.

[Signatures appear on the following page]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto on the date first written above.

ASSIGNOR:		ASSIGNEE:

KALLINA CORPORATION		VALENS OFFSHORE SPV II, CORP. By: Valens Capital Management, LLC, its Investment Manager

By:	/s/ David Grin	By:	/s/ David Grin

Name:	David Grin	Name:	David Grin

Title:	Director	Title:	Authorized Signatory

ACCETPTED AND AGREED TO:

APPLIED DIGITAL SOLUTIONS, INC.

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	SVP, ACFO

DIGITAL ANGEL CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	VP, ACFO

DIGITAL ANGEL TECHNOLOGY CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	VP, ACFO

FEARING MANUFACTURING CO., INC.

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	VP, ACFO

DIGITAL ANGEL INTERNATIONAL

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	VP, ACFO

COMPUTER EQUITY CORPORATION

By:	/s/ Lorraine M. Breece

Name:	Lorraine M. Breece

Title:	VP

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